Exhibit 99.1
Visteon Corporation Investor Day July 27, 2011

View C-Beyond video at http://www.visteon.com/innovate/c-beyond/index.html

Investor Day Welcome / Introductions Bill Quigley Executive Vice President and CFO Page 3

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

Investor Day Visteon Overview Don Stebbins Chairman, CEO and President Page 6

Please see important disclosures regarding "Forward Looking Information" Visteon Overview Leading global automotive supplier of climate, interiors, electronics and lighting products Global manufacturing and engineering footprint with emphasis on low-cost regions Strategically positioned to capitalize on emerging markets growth Streamlined organization with strong balance sheet and competitive leverage Electric Compressor Reconfigurable Cluster Illuminated Door Panel Bi-Functional High Intensity Discharge (HID) Projector with Light Emitting Diodes (LEDs)

2010 Product Sales Sales by Segment Climate 44% Interiors 28% Electronics 28% $7.3 Billion Asia 40% Europe 36% N. America 17% S. America 7% $10.8 Billion Electronics 25% Interiors 42% Climate 33% Consolidated Sales Market Penetration $7.3 Billion $10.8 Billion Asia 56% Europe 26% N. America 13% S. America 5% Sales by Geography

Repositioning Visteon (Dollars in Millions) 2005 Product Sales $16,586 Net Income / (Loss) (270) Adjusted EBITDA 207 Adj. EBITDA Margin 1.2% Debt / Adj. EBITDA 9.6x Facilities w/JVs 183 %LCC 40% Customer Sales Regional Sales Asia 12% N. America 61% S. America 3% Other 32% Ford 62% Streamlined and Competitive Business Platform Positioned for Success (Dollars in Millions) 2010 Product Sales $7,323 Net Income / (Loss) 1,026 Adjusted EBITDA 614 Adj. EBITDA Margin 8.4% Debt / Adj. EBITDA 0.9x Facilities w/JVs 118 %LCC 61% Customer Sales Regional Sales Europe 24% Asia 40% Europe 36% N. America 17% S. America 7% Other 27% HMG 29% Ford 25% Please see important disclosures regarding "Use of Non-GAAP Financial Information" Hyundai Motor Group (HMG) 6% PSA 7% Renault / Nissan 7% GM 3% VW 2%

Consolidated Sales Market Penetration S. America 0.07 0.05 N. America 0.17 0.13 Europe 0.36 0.26 Asia Pacific 0.4 0.56 2010 Global Production Volumes (Units in Millions) Well Positioned With Global Vehicle Production Levels S. America N. America Europe Asia Pacific $7.3B $10.8B (1) Rebased to 100% to show the percent each region contributes to total Visteon sales. 2010 Full Year 2010 Actual 2010 Actual Units % Total Asia Pacific 34.8 49% Europe 20.9 29 N. America 11.9 17 S. America 4.1 6 Total 71.7 100% Visteon Sales Contribution by Region (1) Source: IHS Automotive. $2.0B $2.9B Q1 2011 Consolidated Sales Market Penetration S. America 0.05 0.04 N. America 0.16 0.11 Europe 0.39 0.28 Asia Pacific 0.4 0.57 Regional Contribution

Organic Growth 2011 2012 2013 2011-2013 Cum. Booked 60 360 280 700 (Dollars in Millions) Backlog (as of 12/31/2010) Strong Product / Technology Portfolio Continues to Drive New Business Wins Region PSA 7% Other 17% Please see important disclosures regarding "Forward Looking Information" HMG 61% Ford 15% Asia Pacific 79% NA / EU / SA 21% Customer Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Booked 47 150 172 237 304 New Business Wins Q1 2011 Results Region R/N 5% Other 19% HMG 40% Ford 36% Asia Pacific 68% NA / EU / SA 32% Customer

Adjusted EBITDA Margin Growth Objective Focused on Driving Double Digit Adjusted EBITDA Margins By 2014 Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information" 2010 vs. 2014E Objective 2010 Volume/Mix Performance Perimeter Net Efficiencies 2014E 8.02 13.7 2010 Actual 2014 Objective Volume / Mix 8.4% 10%+ Structural Cost Leverage Net Cost Performance Input Costs

Product Portfolio Aligned with Market Trends Consumer Experience Fuel Efficiency and Reduced Emissions Manufacturing and Product Development Scale Visteon Advantage Resulting Automotive Trends Macro Changes Global scale with regional adaptations Lower cost components given commonality with multiple platforms across regions Ability to design / develop low-cost and premium product offerings for market requirements Lower weight components through non-conventional design / engineering Electric compressors, controls and lithium-ion battery cooling capabilities for hybrid and electric vehicles LED technology requiring lower power consumption and enhancing fuel efficiency Product innovations such as compact HVAC and integrated Audio Climate Driver Information enhance driver comfort Rapidly expanding cockpit technologies, integrating consumer electronics Ability to customize interiors to suit consumer tastes Please see important disclosures regarding "Forward Looking Information" Climate Change and Regulatory Environment Customers' Cost Competitiveness Consumer Experience / Product Differentiation

Climate Electronics Interiors Lighting Technology Developments by Product Group Fully integrated compressor, electric motor, power inverter and oil separator to maximize fuel economy, enable battery cooling, and provide air conditioning to electric vehicles Enable adoption of HEV and EV powertrains by providing passenger comfort and battery thermal management Market Drivers Visteon Solution Vehicle manufacturers responding to consumer trends for personalization and high levels of craftsmanship Premium digital display instrument cluster platform - supports complex graphic and video features and complete personalization of the system Visteon Light Reinforcement (VLR(tm)) - A lightweight door reinforcement technology that allows airbag deployment without costly / heavy welded reinforcements Address the demand for personalization via a suite of technologies which facilitate product differentiation and cost- effective customization Advanced Front Lighting System (AFS) - Improves visibility through turns and adapts beam pattern to current driving conditions Improved visibility and safety through a unique system that adapts the beam pattern according to surroundings creating more awareness Please see important disclosures regarding "Forward Looking Information"

Moving Forward Invest in those product segments where we believe we can achieve market leadership and competitive differentiation to drive above market returns For product segments and assets that do not meet these criteria, we will seek to maximize value on a thoughtful and disciplined basis Fortify our anchor customer positions and relationships and capitalize on customer diversification opportunities Leverage our strong emerging market footprint and positions Continue our aggressive approach to cost and investment to drive margin expansion and to generate meaningful free cash flow Maintain financial flexibility to further our position and value in the market Please see important disclosures regarding "Forward Looking Information" Focused On Our Continued Strategy Of Optimizing Visteon's Business Portfolio To Maximize Shareholder Value

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

View climate video at http://www.visteon.com/media/multimedia/climate_video.html

Investor Day Climate Operations Joy Greenway Product Group President Page 18

Climate Product Group Products and Market Positions Highlights / Advantages #2 market position overall in attractive $32 billion industry segment with few dominant players One of two global suppliers with full product portfolio for climate systems Balanced global product mix with unique strengths in key markets (#1 in Korea, #2 in US and India, #3 in China) Well positioned to take advantage of Asia growth Strong Market Position, Attractive Industry Dynamics #2 Global Market Position 2010 Product Sales Summary Financials ($M) By Customer By Vehicle Sales Region 2007 2008 2009 2010 Sales 3600 3100 2500 3300 % Gross Margin (ex. OPEB / Reorg / FSA) 6.9 6.7 10.1 10.2 HVAC (#4) Compressor (#3) Powertrain Cooling (#4) Fluid Transport (#1) Source: Global Insights HMG Ford Mazda Maruti-Suzuki Other 0.54 0.301 0.034 0.015 0.109 AP EU NA SA 0.5 0.26 0.182 0.06

Denso Visteon Valeo Behr Delphi CK Sanden Modine Other East 0.227 0.124 0.117 0.091 0.068 0.049 0.039 0.022 0.263 Market Share - Global Climate Market(1) Key Market Trends (1) Source: Global Insight 2010. Strong Market Position, Attractive Industry Dynamics Global Climate Market Regulatory changes, fuel economy and environmental concerns continue to drive product development priorities Technology shift toward HEV/EVs will provide long-term growth opportunities Consumer take-rates for climate options (air conditioning) continue to increase Emerging market (local) OEMs need strong technical suppliers to support global growth efforts Visteon 12.4% Denso 22.7% Valeo 11.7% Delphi 6.8% Behr 9.1% Calsonic 4.9% Other 26.3% Modine 2.2% Sanden 3.9% Market $32 Billion

Key Product Offerings #2 Overall Player in the Global Climate Automotive Industry Description 2010 Sales ($ in Mil)(1) VC Market Position Key Competitors Compressor Electric Variable swashplate Rotary suction swashplate Fixed scroll $400 #3 HVAC Compact Center mount Straight airflow path and flat Battery chiller and cooler $1,200 #4 Powertrain Cooling Radiator, condenser Charge air cooler Exhaust gas recirculation (EGR) Exhaust heat recovery (EHRS) $1,200 #4 Fluid Transport A/C lines and hoses Internal heat exchanger (IHX) Metal seal fitting (MSF) $300 #1 (1) Engine induction systems and other sales $200 Mil

Climate Technical Centers Global Engineering Coverage for Fast Customer Response and Quality Execution Juarez MEXICO Major Innovation Center Engineering (Applications, Simultaneous) Headcount Profile Low Cost High Cost 0.68 0.32 Kerpen GERMANY Daejeon SOUTH KOREA Hiroshima JAPAN Van Buren Twp, MI UNITED STATES Novy Ji^in CZECH REPUBLIC

Climate Manufacturing Locations Unparalleled Low Cost Global Manufacturing Footprint Juarez (4 Plants) MEXICO Sao Paulo BRAZIL Quilmes ARGENTINA Belleville CANADA Shorter, AL UNITED STATES Rio Grande Port Elizabeth, SOUTH AFRICA Visteon Facilities JV Facilities Headcount Profile Low Cost High Cost 0.65 0.35 Palmela PORTUGAL Charleville FRANCE Novy Ji^in, Hluk, Rychvald CZECH REP Szekesfehervar HUNGARY Ilava SLOVAKIA Gebze TURKEY Chennai Bhiwadi INDIA Pune Hiroshima, Hofu JAPAN Rayong THAILAND Daejeon, Pyeongtaek, Ulsan KOREA Dalian CHINA Chongqing Beijing Nanchang Changchun Nanjing Jinan Chengdu

Visteon / HCC Relationship Climate President Global Growth Customers Traditional HCC Customers Traditional Visteon Customers Functional Efficiencies Engineering Manufacturing Purchasing Leveraging Strengths One Climate Visteon / HCC Operations 70% Ownership since 1986 30% publicly held through the Korea Stock Exchange

Denso Visteon Calsonic Kansei Valeo Delphi Behr Sanden Doowon Other East 26 14 6 5 4 4 4 3 33 Climate Asia Pacific Market Leadership Asia Pacific market leader - clearly positioned as #2 17 manufacturing sites Fully-integrated global operations Established partnerships Mazda/Panasonic Japan Climate System (Nanjing) FAWER Visteon Climate Control (Changchun, Chengdu) Jiangling Motors (Nanchang) Geely (Jinan) BAIC (Beijing) Maruti Suzuki: Climate Systems India (Bhiwadi) 2010 Asia Pacific Market Share Source: Global Insights

BRAZIL Long standing presence in Brazil and Argentina with potential to expand RUSSIA Growing manufacturing presence in Russia to support Ford, Hyundai, and other OEMs, resulting in strong growth and a leading market position INDIA Strong # 2 position with full range of climate products. Manufacturing presence in all three automotive hubs in India - Chennai, Delhi and Pune. Good position with key strategic customers CHINA Strong manufacturing footprint across China with full range of climate products. Strategic partnerships with key customers. Continuing to explore additional OEM partnerships THAILAND Long standing manufacturing presence with the full range of climate products Climate Emerging Market Strength Established and Growing Position in Emerging Markets

Key Climate Platforms Hyundai Sonata $250 million N. America, Asia Pacific Hyundai Elantra/Avante $250 million Asia Pacific, N. America Ford Focus $240 million Europe, Asia Pacific, S. America, N. America Ford Fiesta $190 million Europe, S. America, Asia Pacific, North America Hyundai i30 $160 million Asia Pacific, Europe Hyundai Santa Fe $160 million Asia Pacific, N. America Hyundai Verna/Accent $120 million Asia Pacific, Europe Kia Ceed $90 million Europe Ford F-Series $70 million N. America Kia Sorento $60 million N. America Key Platforms Represent 44% of Climate's 2010 Product Sales

Capital Expenditure and Capacity Utilization N. America Europe Asia Pacific S. America East 67 73 90 75 Capacity Utilization Remains Strong with Global Standardization and Flexibility Capacity Utilization by Region (%) 2010 Capital Expenditures ($M) 2010 Full Year 2010 Full Year 2010 Full Year Total Spend % of Total Program $95 79% Cost, Quality, Other 20 17% Maintenance 5 4% Total $120 100%

Page 29 Technology Drivers Green Electric and hybrid vehicle systems and components Alternate refrigerant systems, low global warming potential Renewable and recyclable materials, emission reduction Efficiency Fuel efficiency Components, systems Control strategies Smaller and Lighter Compact design Less material usage, new materials Leading Cost Global platforms and scale Growth market specifications Faster development cycles Consumer Experience Time to comfort Cabin air quality Reduced Noise, Vibration and Harshness (NVH) Market Trends Driving Significant Opportunities for Advanced Technology

Electrification Contribution to Climate Market Contribution of Added Content to Climate Market 0.182954000000021 0.626087055000071 0.915658678509169 0.342658500000039 1.06061125000012 1.58955901335018 Market ($B) 2 1 0 2020 2.5 0.9 1.6 2015 1.7 0.6 1.1 2010 0.5 0.2 0.3 3 Electric Compressor Heat Exchangers, Fluid Transport Electrification Could Contribute $2.5B to the Climate Market by 2020 Source: BCG analysis; Edmunds; ACEA; Autonews; The Daily Yoimuiri; Global Insight

Climate Production-Ready Technologies Production Ready Macro Trend Addressed e-Compressor* 2010 Battery Chiller and Contact Heat Exchanger 2011 Cold Storage Evaporator 2011 Metal Seal Fitting (MSF) 2011 Straight Airflow Path (SAP) HVAC 2011 U-Flow Exhaust Gas Recirculation (EGR) 2012 Green Efficiency Green Consumer Experience Consumer Experience Consumer Experience Smaller Lighter Green (HEV/EV) Green (HEV/EV) Green (Stop-Start) Consumer Experience * Governmental funding Efficiency

2013 2014 2015 2016 2017 2018 2020 Production Ready V-Flow A/C and Heat Pump for HEV and EV* Thermo Electric Distributed Heating and Cooling* Climate Technology Pipeline Exhaust Heat Recovery System High Efficiency A/C System for EV* * Governmental funding High Voltage, Stacked Cooling Module for Fuel Cell Vehicle* 2019 Intelligent Cabin Air Quality System*

Innovation Revenue From Advanced Technology Highlights/Advantages Efficient Advanced Technology Development Driving Innovative Solutions Advanced Technology Commercialization Intellectual Property Globally aligned, market focused advanced technology development Strong vehicle and system level understanding enabling component excellence Proven CAD tools and development process Industry recognized thermodynamic expertise Comprehensive development capabilities New Technology 29% <3 Years 3-5 Years >5 Years

Denso Visteon Valeo Behr Delphi CK Sanden Modine Other East 0.227 0.124 0.117 0.091 0.068 0.049 0.039 0.022 0.263 Global Climate Market Share Objective (1) Source: Global Insight 2010. All Other Visteon East 0.86 0.16 All Other 86% 2010 Market Share(1) 2014 Target Market Share Visteon 12.4% Denso 22.7% Valeo 11.7% Delphi 6.8% Behr 9.1% Calsonic 4.9% Other 26.3% Modine 2.2% Sanden 3.9% Visteon Climate CAGR Expected to Grow at 7%; Faster than Vehicle Market of 5% Traditional Customers Hyundai Ford Global Growth Customers Renault - Nissan VW - Audi BMW Young Tigers Indian OEMs New Technology HEV/EV enablers CO2 emissions Visteon 14% Market $32 Billion Market $37 Billion

Gross Margin Objective 2010 vs. 2014E Objective Focused on Driving 12%+ Gross Margins by 2014 2010 Volume/Mix Performance Perimeter Net Efficiencies 2014E 8.02 13.7 2010 Actual 2014 Objective Profitable Growth Volume Growth Low Cost Footprint 10.2% 12%+ Halla Synergies Standardization Economies of scale Capacity utilization New Technology HEV/EV enablers CO2 emissions Comfort Commodity Cost Price Pressure

Climate Summary Key Strengths Strong market position - #2 globally Attractive industry dynamics - few large players Low cost, global footprint Strong relationship with strategic customers Technology for electrified vehicles and new regulations

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

View lighting video at http://www.visteon.com/media/multimedia/lighting_video.html

Investor Day Lighting Operations Jeff Stevenson General Manager, Global Lighting Page 39

Lighting Product Line Lighting Product Line Products Highlights #6 market position overall in rapidly growing $9.5 billion industry segment Full product portfolio for exterior lighting systems, including projector and electronics manufacturing Balanced global product mix with low cost engineering and manufacturing in key global markets Well-positioned to take advantage of Asia growth #6 Global Market Position Head Lamps Center High Mount Stop Lamps, Aux Lamps Rear Lamps #6 Global Market Position 2010 Product Line Sales Summary Financials ($M) By Customer By Region Projectors Electronic Modules GM Ford VW PSA Other 0.31 0.26 0.12 0.12 0.19 EU NA AP SA 0.46 0.35 0.18 0.01 2008 2009 2010 Consolidated 577 361 456 Unconsolidated 56 72 96 % Consol. Gross Margin (ex. OPEB / Reorg / FSA) -7 -6 3

Market Share - Global Lighting Market Key Market Trends Source: Global Insight 2010. Increasing Revenue Per Vehicle Global Lighting Market Koito Valeo AL Hella Stanley Visteon Samlip Ichiko Decoma ACH Other 2010 MS 0.16 0.15 0.14 0.11 0.1 0.05 0.04 0.04 0.03 0.03 0.15 Koito 16% Visteon 6% Valeo 15% Magneti Marelli 14% Hella 11% Stanley 10% Samlip 4% Other 14% Ichiko 4% Magna 3% ACH 3% Products / Technologies Exterior vehicle styling enhancements Continuously evolving legislation and safety requirements Significant growth of LED content Customers Global expansion by Major OEMs Increased investment on Lighting products Footprint/Localization requirements New Markets Major expansion - China, India, Brazil and Russia Market $9.5 Billion

Lighting Technical Centers 7 Global Technical Centers Van Buren Twp, MI UNITED STATES Chennai INDIA Changzhou CHINA Kerpen GERMANY Novy Ji^in CZECH REPUBLIC Pune INDIA Monterrey MEXICO Headcount Profile Low Cost High Cost 0.89 0.11

Lighting Manufacturing Locations 7 Manufacturing Sites Including 2 Non-consolidated Monterrey MEXICO Pune INDIA Changzhou CHINA (2 sites) Novy Ji^in CZECH REPUBLIC (2 sites) Rychvald CZECH REPUBLIC Chongqing CHINA Future Site in 2012 Headcount Profile Low Cost High Cost 1 0

Lighting Product Line Offerings

		Description	2010 Sales[(1)(2)] ($ in Mil)	Key Competitors
	**Front Lighting Systems**	• Products include high-tech LED, High-Intensity Discharge (HID) and halogen based head lamps ranging from static positioning to full adaptive forward lighting which can include high beam, camera-based and GPS-based systems. Other products include day-time running and fog lamps.	$222	Magneti Marelli, Koito, Hella, Stanley, Valeo
	**Rear Position Lamps**	• Products include single and multi-functional combination tail lamps, illuminated via LED or incandescent technologies. The lamps often incorporate light pipes, thick mold innovations, multi-color lenses, as well as planar light guides	$159	Magneti Marelli, Koito, Hella, Stanley, Valeo
	**Auxiliary Lamps**	• Various high-tech, highly stylized LED-based stop lamps (CHMSL), license lamps and side markers, as well as affordable incandescent variants.	$47	Low cost, regional lighting companies

(1) Product line revenue includes $29 million in non-lighting related sales

(2) Product line revenue total is $552M (including Visteon TYC / unconsolidated)

Page 44

Key Lighting Platforms Key Platforms Represent 44% of 2010 Lighting Product Sales Ford Focus $59 million Europe / S. America / Asia Pacific Ford Mondeo $32 million Europe / Asia Pacific Cadillac CTS $31 million N. America Chevrolet Malibu $27 million N. America Chevrolet Camaro $20 million N. America Land Rover Freelander $16 million Europe Opel Meriva $14 million Europe Chevrolet Corvette $14 million N. America Peugeot 207 $14 million Europe Citroen C3 $14 million Europe

Lighting Value Proposition Key Growth Opportunities OEMs need support in major and emerging markets Increased styling demands on lighting products from OEMs Safety Legislation continues to challenge lighting output and control Low Cost Global Footprint Affordable Technology Delivering the latest technologies, at affordable prices, serving medium to large scale programs 100% Low cost manufacturing 89% Low Cost Engineering Advanced Technologies + =

2014 Target Market Share Global Lighting Market Source: Global Insight 2010. Global Lighting Market 2010 Market Share 2014 Target Market Share Koito Valeo AL Hella Stanley Visteon Samlip Ichiko Decoma ACH Other 2010 MS 0.16 0.15 0.14 0.11 0.1 0.06 0.04 0.04 0.03 0.03 0.13 Koito 16% Visteon 6% Valeo 15% Magneti Marelli 14% Hella 11% Stanley 10% Samlip 4% Other 14% Ichiko 4% Magna 3% ACH 3% Market $9.5 Billion Visteon Lighting CAGR of 12.4% vs. Lighting Market CAGR of 6.0% xx Visteon All Others East 0.41 0.07 0.52 Visteon 7% All Others 93% Elements of Growth: Growing 3X faster than Market CAGR in Europe and China Increased content per vehicle HID/LED proliferation higher content on mass market vehicles increased use of electronics Significant global wins vs. regional wins (previously) Market $12 Billion

Near-Term Technology Pipeline

		Production Ready	Macro Trend Addressed	
	**Innovative Light Guide Rear Lamp**	2011	Safety	Styling & Functionality
	**LED Daytime Running Lamp Signature**	2012	Safety	Styling & Functionality
	**Adaptive Front Lighting System (AFS)**	2010	Safety	Styling & Functionality
	**LED Headlamp**	2013	Fuel Efficiency	Styling & Functionality
	**Glare Free High Beam**	2014	Safety	Styling & Functionality

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Page 49 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Start of Production Glare Free High Beam LED HL (High Beam) AFS with LED Contributors Thin Profile OLED Rear Lamps Emerging Technologies Full LED Headlamp with Glare Free High Beam Affordable LED Head Lamp Matrix LED Head Lamp Automatic Controlled LED Head Lamp

Capital Expenditure and Capacity Utilization N. America Europe Asia Pacific East 75 88 85 High Utilization Rates, Resulting in Lower Cost Per Unit Footprint Capacity Utilization by Region (%) 2011 Capital Expenditures ($M) 2010 Full Year 2010 Full Year 2010 Full Year Total Spend % of Total Maintenance $3.5 14% New Program / Capacity 20.7 86% Total $24.2 100%

Gross Margin Objective 2010 vs. 2014E Objective Focused on Driving 6%+ Gross Margins by 2014 2010 Volume/Mix Performance Perimeter Net Efficiencies 2014E 8.02 13.7 2010 Actual 2014 Objective New Business Wins 2.6% 6.5% Vertical Integration New Technology and Added Content Commodity Cost Pressure

Lighting Summary Key Strengths Major product technology trends, strong revenue growth Attractive global footprint Full Product Line portfolio Low cost product development 100% of all manufacturing in low-cost regions

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

View electronics video at http://www.visteon.com/media/multimedia/electronics_video.html

Investor Day Electronics Operations Steve Meszaros Product Group President Page 55

Page 56 Electronics Product Group Highlights / Advantages Complete coverage of mature and emerging markets with efficient, scaled operations Integrated global capability leveraging low cost development centers Cost-effective platform-driven approach to audio and cluster portfolio Total Electronics Product Sales of $1.9 Billion #5 Global Market Position in a $20B Cockpit Electronics Market 2010 Product Sales ($1.9 Billion) Summary Financials ($M) By Customer By Region EU AP NA SA 0.43 0.35 0.18 0.04 2007 2008 2009 2010 Consol Sales 2843 2140 1377 1433 Non Consol Sales 216 217 277 439 % Consol. Gross Margin (ex. OPEB / Reorg / FSA) 10.3 8.8 7.3 8 Products and Market Positions #5 Global Market Position Audio & Infotainment #5(b) Instrument Clusters & Displays #3(a) Vehicle Electronics (N/A) (a) Instrument Clusters (b) OEM Audio Head Units (c) Electronic Climate Controls Controls #6(c) Ford Renault Nissan COEM JOEM VW GM Other 898765 145000 130000 126000 59000 29000 493710

Page 57 Key Market Trends Attractive Industry Dynamics with Significant Growth Potential Global Electronics Market * Includes unconsolidated operations Conti Denso Harman Alpine Visteon Panasonic Delphi Bosch Pioneer Other East 17 10 8 7 6 5 5 4 4 34 Stronger links to consumer electronics Consumer electronics driving new features, alternate media and commoditization Consumers demanding better user interfaces and connectivity as standard Shifting OEM design & sourcing patterns OEMs increasingly driving brand differentiation through complex Human Machine Interface (HMI) Platform globalization accelerating Features progressively more software-defined Increasing dissociation between hardware, software and services Market Share - Cockpit Electronics Market Continental 17% Denso 10% Harman 8% Visteon* 6% Alpine 7% Panasonic 5% Delphi 5% Bosch 4% Pioneer 4% Other 34% Source: Strategy Analytics; IHS Market $20 Billion

Page 58 Primary Product Offerings #5 Overall Player in the Global Cockpit Electronics Automotive Industry Description 2010 Total Sales ($ in Mil) VC Market Position Key Competitors Audio and Infotainment Solutions for in-car audio, entertainment and information including navigation $580 #5 Instrument Clusters and Displays Electronic instruments and displays providing vehicle, comfort and infotainment information to the driver $500 #3 Controls Manual and automatic control units to regulate vehicle cabin temperature $185 #6 Vehicle Electronics Legacy portfolio including engine controls, fuel delivery and body electronics $420 N/A (a) OEM Audio Head Units (b) Instrument Clusters (c) Electronic Climate Controls (a) (b) (c)

Page 59 Electronics Technical Centers 4 Global Technical Centers 10 Regional Customer Centers Chihuahua MEXICO Sao Paulo BRAZIL Palmela PORTUGAL Yokohama Hiroshima JAPAN Kerpen GERMANY Seoul S KOREA Paris S. Antipolis FRANCE Xuzhou CHINA Van Buren Twp, MI UNITED STATES Chelmsford ENGLAND Chennai INDIA Shanghai CHINA Headcount Profile Low Cost High Cost 0.64 0.36

Page 60 Electronics Manufacturing Locations Chihuahua (2) MEXICO Manaus BRAZIL Chennai INDIA Hiroshima JAPAN Rayong THAILAND Seoul S. KOREA Vladimir RUSSIA Cadiz SPAIN Shaoxing CHINA Xuzhou CHINA Palmela PORTUGAL Chongqing (2) CHINA Szekesfehervar HUNGARY Shanghai CHINA Changchun CHINA 18 Manufacturing Sites (including 7 unconsolidated) Jakarta INDONESIA Headcount Profile Low Cost High Cost 0.85 0.15

Electronics Emerging Market Strength BRAZIL Long-term market presence. Expanding Manaus plant manufacturing capability, product portfolio and customer base, including entry in 2-wheeler market. RUSSIA Launched Visteon Avtopribor JV in Vladimir in 2010 to meet anticipated market growth opportunity across all cockpit electronics products for global and domestic OEMs. INDIA Dedicated electronics plant launched in Chennai in 2009 to service high growth market with second phase plant expansion already underway. Local product development capability and global S/W operations. CHINA YFVE JV has a strong technical center and five production facilities supporting a leading market position (#1 in audio and #3 in clusters). INDONESIA Finalized joint venture with PT Astra Otoparts in April, 2011 to supply instrument clusters to growing 2 and 4-wheeler markets. Production launch scheduled for early 2012.

YFVE: An Integral Part of Visteon's Global Electronics Business China market leader #1 in audio, #3 in clusters Fully integrated with Visteon's global operations 70% Visteon ownership (40% direct, 30% indirect) Integrated commercial engagement with global customers Shared advanced engineering and platform development Supply base aggregation via global contracts Applications lead for regional programs 37% of 2010 revenue exported Yanfeng Visteon Electronics (YFVE) Chongqing TOPPOWER Changchun TOPPOWER Xuzhou TOPPOWER Shaoxing BETUNG Shanghai FUDIAN

Page 63 Key Platforms Ford Focus, C-Max $274 million Europe, Asia Pacific, N. America Ford Fiesta $118 million Europe, Asia Pacific, N. America, S. America Ford Mondeo, S-Max $ 88 million Europe Nissan Cross Car Connectivity $ 79 million N. America, Asia Pacific Ford Transit $ 52 million Europe Ford F-Series $ 51 million N. America Nissan Pathfinder/Frontier $ 45 million N. America, Europe, Asia Pacific SVW Lavida $ 27 million Asia Pacific Ford Escape $ 26 million N. America Mazda Axela $ 26 million Asia Pacific Top Ten Platforms Represent 42% of Total Electronics 2010 Product Sales

Capital Expenditure and Capacity Utilization Capacity Utilization by Region (%) 2011 Capital Expenditures ($M) Consolidated 2010 Full Year 2010 Full Year 2010 Full Year Total Spend % of Total New Program $9 38% Cost Saving/Other $7 32% Modernization $7 30% Total $23 100% N.America Europe Asia Pacific S.America East 0.76 0.62 0.99 0.74 2010 Engineering Cost ($M) Total Spend % of 2010 Revenue Consolidated $132 9.2% Non-Consolidated $22 4.4% Aggressive capacity expansion currently underway in China and India Capacity in place to support business growth in North & South America Major restructuring action in progress to right- size European capacity

Electronics Portfolio Evolution "All Products to All Customers" -- Not Feasible Long-Term -- All Electronic Products to One Customer Customer Diversification Product and Market Alignment Focused on Audio/Infotainment & Driver Information Product Segments

Electronics Value Proposition Key Growth Opportunities OEMs need support in key growth markets Increasing consumer demand for low and mid-level infotainment solutions Leverage local and low-cost export opportunities in support of global OEMs Core Technical Competencies Global Excellence Key strengths in global programs delivery, emerging market leadership and integrated global footprint Systems engineering expertise and in-vehicle integration of the consumer electronics experience Cost-effective platform solutions for audio, infotainment and instrumentation products

xx Visteon All Others East 0.41 0.07 0.52 Page 67 2014 Target Market Share Global Cockpit Electronics Market (1) Source: Visteon Marketing analysis Global Cockpit Electronics Market 2010 Market Share (1) 2014 Target Market Share * Shares include unconsolidated operations Visteon's Cockpit Electronics CAGR Exceeds Market CAGR of 12.5% Conti Denso Harman Alpine Visteon Panasonic Delphi Bosch Pioneer Other East 17 10 8 7 6 5 5 4 4 34 Continental 17% Denso 10% Harman 8% Visteon* 6% Alpine 7% Panasonic 5% Delphi 5% Bosch 4% Pioneer 4% Other 34% Visteon* 7% All Others 86% Market $20 Billion Market $32 Billion Strong growth in fast growing Asia Pacific markets

Page 68 Electronics Technology Pipeline Production Ready Macro Trend Addressed Next Generation Audio Platforms 2011-2012 Increased connectivity and alternative media offerings Low / Mid Infotainment Platform 2012-2014 Cost-effective infotainment solutions for emerging markets and entry-level mature markets Full Featured Infotainment Platform 2013 Open platform architecture with high-level of internet-enabled applications and software-defined features Next Generation Reconfigurable Cluster & Display Platform 2012-2013 Complex OEM-defined HMI schemes efficiently delivered via structured, high end graphics capabilities Next Generation Instrumentation Platforms 2011 High value integration of next-generation TFT displays Low Cost 2 Wheeler Instrumentation Platform 2012 Cost effective electronic alternative to traditional mechanical clusters

Page 69 Gross Margin Objective 2010 vs. 2014E Objective Focused on Exceeding 10% Gross Margin by 2014 2010 Volume/Mix Performance Perimeter Net Efficiencies 2014E 8.02 13.7 2010 Actual 2014 Objective Cockpit Electronics Growth 8% 10%+ Net Cost Performance Restructuring Vehicle Electronics Exit

Electronics Summary Key Strengths Complete coverage of mature and emerging markets with efficient, scaled operations Integrated global development capability leveraging low-cost development centers Cost-effective platform-driven approach to product portfolio

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

View interiors video at http://www.visteon.com/media/multimedia/interiors_video.html

Investor Day Interiors Operations Pierre Boulet General Manager, Interiors Europe and South America Page 73

Interiors Product Group VW GM Hyundai Renault Nissan PSA COEMs Ford Other 0.26 0.12 0.12 0.12 0.1 0.09 0.09 0.1 AP EU SA NA 0.71 0.22 0.05 0.02 Products and Market Positions Highlights / Advantages #2 global market position in a ~$43 billion industry segment Balanced global customer mix with strengths in key markets (#1 in Asia, #2 in Europe, #3 in South America) A leading player in BRIC markets well positioned to support industry growth Total Interiors Product Sales of $4.8 Billion #2 Global Market Position Instrument Panels (#2) Door Panels (#3) #2 Overall Global Market Position (CSM) 2010 Product Sales ($4.8 Billion) Summary Financials ($M) By Customer By Region 2007 2008 2009 2010 Consol Sales 3251 3045 2113 2159 Non Consol Sales 1042 1110 1427 2629 % Consol Gross Margin (ex. OPEB / Reorg / FSA) 2.5 0.8 4.2 6 * Includes non-consolidated Cockpit Assembly (#3)

Faurecia (incl. SAS) Visteon (incl. YFV/DFV) Mobis JCI IAC CK Magna Hanil Kasai Others Interiors 0.21 0.12 0.1 0.07 0.07 0.05 0.05 0.02 0.02 0.3 Faurecia SAS Visteon YFV/DFV Market Share - Interiors Market Key Market Trends Dynamic Global Landscape Creating New Opportunities Global Interiors Market Proliferation of global vehicle programs High volume, global vehicle platforms with accelerated deployment in BRIC markets Emerging market growth China market growth driven by tier 2/3 cities and interior provinces China and India OEMs expanding internationally Japanese keiretsu suppliers unable to support JOEMs as they expand into emerging markets European OEMs expand production in Eastern Europe, North Africa and BRIC markets Russia becoming largest European market Vehicle differentiation/personalization OEMs seeking product innovation supporting vehicle differentiation / personalization. Focus on sustainability and weight reduction OEMs pursuing sustainability through the complete product life cycle Weight reduction for improved fuel economy Source: CSM Database, July 2011 & Visteon Marketing Faurecia (incl. SAS) 21% Visteon (incl. YFV/DFV) 12% Mobis 10% JCI 7% IAC 7% Calsonic Kansei 5% Magna 5% Hanil 2% Kasai 2% Other 30% YFV = Yanfeng Visteon DFV = Dongfeng Visteon Market ~$43 Billion

Product Offerings #2 Player in the Global Interiors Automotive Industry Description 2010 Sales ($ in Mil) VC Market Position Key Competitors Instrument Panels and Consoles Hard and soft instrument panels Plastic mechanisms Sliding and fixed consoles $1.8B #2 Door Panels and Interior Trim Hard and soft door panels and trims Decorative inserts Ambient lighting $0.9B #3 Cockpit Assembly Full design of cockpit architectures Integration of electronics and HVAC system Full assembly and JIT, in-sequence delivery $2.0B #3

Harrison Twp, MI. USA (YFV) Rayong THAILAND Yokohama JAPAN Harnes FRANCE Berlin GERMANY Shanghai (3)/ Wuhan CHINA (YFV/DFV) Seoul/Ulsan KOREA (DY/VIK) Chennai/ Pune INDIA Sao Paulo BRAZIL 2 Global Technical Centers 12 Regional Customer Centers Interiors Engineering Centers Global Development Centers with Applications Engineering Near Customers YFV = Yanfeng Visteon DFV = Dongfeng Visteon DY = Duck Yang Industry VIK = Visteon Interiors Korea Headcount Profile Low Cost High Cost 0.75 0.25

42 Manufacturing Sites 13 JIT Assembly Sites Interiors Manufacturing Locations Leading Manufacturing Presence in Europe and Asia MEXICO US (2) (YFV) BRAZIL (2) ARGENTINA INDIA (2) UK (2) (R-Tek) FRANCE (4) SLOVAKIA GERMANY SPAIN (4) POLAND RUSSIA BELGIUM MOROCCO (under construction) CROATIA (partner) S. KOREA (5) CHINA (21) (YFV/DFV) THAILAND (2) PHILIPPINES TURKEY (partner) Headcount Profile Low Cost High Cost 0.75 0.25

Interiors Emerging Market Strength BRAZIL #3 market player with improving operational performance and expanding customer base including Ford, VW, GM, PSA, Honda RUSSIA Launched first operation (wholly-owned) in Kaluga to support VW and Renault. Additional growth opportunities with PSA, GM and Nissan INDIA Current #2 supplier of instrument panels with operations in both Chennai and Pune - market share continues to grow based on additional program wins with VW, Nissan, Renault and GM CHINA YFV is a market leader with 23% I/P and 20% door trim share. 21 manufacturing operations with additional 10 new plants or expansions planned. Full service capability including design studio and tool shop INDONESIA Contract manufacturing partner identified for sourced Nissan programs. Additional growth opportunities with GM and Chinese OEMs

Working Together to Support Global Customer Growth China market leader #1 in instrument panels, door panels and consoles A key element of Visteon's ability to serve global customers 50/50 Visteon/HASCO (SAIC) ownership Shared advanced engineering and platform development for global customers Aligned engagement with OEM customers in support of global program requirements Opportunities to further exploit combined scale for mutual benefit Yanfeng Visteon Interiors (YFV)

Key Interiors Platforms (2010) Including Cockpit Revenues* VW Lavida $304 M Asia Pacific Hyundai Avante $232 M Asia Pacific VW Polo $204 M Asia Pacific, Europe Nissan Frontier/Navarra $184 M Europe, Asia Pacific Skoda Octavia $172 M Asia Pacific Ford Focus/C-Max/Kuga $168 M Europe, Asia Pacific, S. America VW Tiguan $158 M Asia Pacific VW B5 Passat $142 M Asia Pacific Buick Excelle $123 M Asia Pacific Peugeot 3008 $98 M Europe Top 10 Vehicle Platforms Represent 37% of Total Interiors 2010 Product Sales Not Including Cockpit Revenues* Ford Focus/C-Max/Kuga $153 M Europe, Asia Pacific Peugeot 3008 $98 M Europe Buick Lacrosse $76 M Asia Pacific Nissan Frontier/Navarra $75 M Europe, Asia Pacific VW Polo $66 M Europe, Asia Pacific Renault Clio $57 M Europe Buick Excelle $54 M Asia Pacific Buick Regal $50 M Asia Pacific Nissan Qashqai $50 M Europe Citroen C5 $45 M Europe Top 10 Vehicle Platforms Represent 25% of Total Interiors 2010 Product Sales (not incl. cockpit-related revenue) * Based on 2010 product sales

Capital Expenditure and Capacity Utilization Capacity Utilization by Region (%) 2011 Capital Expenditures ($M) (Consolidated) N. America Europe Asia Pacific S. America East 80 74 90 90 2010 Full Year 2010 Full Year 2010 Full Year Total Spend % of Total Modernization $3 10% New Programs/ Capacity $29 90% Total $32 100% Investment Focused on Growth Markets Rightsizing of W. European Footprint Continues

Interiors Strategy Leverage Visteon - Yanfeng Visteon synergies to support global OEM programs, innovation projects and purchasing savings Improve manufacturing and engineering footprints via restructuring in HCC and continued investments in LCC to maintain leadership in BRIC markets Increase consumer-driven innovation and vertical integration where appropriate for margin improvement and differentiation Maintain focus on cost savings and cash management to increase shareholder value Improve teamwork to reduce structure and optimize global performance Instrument Panels and Consoles Cockpit Assembly Door Panels and Interior Trim

Interiors Technologies



VLR™
Bondtek ™
VIEPP ™
Hybrid ™ Natural Fibers & Injection
Alternative resins
Co-molded "A" surface
Airbag scoring
Leather foam-in-place
Thin wall injection
Injected skins
Mood lighting
3D Decorative Stitching
InSkin ™
Laser Marking
Bondtek Inskin ™
Integrated Info System
2010
2015

"Green" Technologies
Lower Weight
Recyclable

Cost Reduction
Process Improvement

Styling
Craftsmanship
Differentiation
Personalization

Innovation Roadmap Aligned with Customer Needs
Visteon R&D Spending at ~3% of Revenue

Page 84

Faurecia (incl. SAS) Visteon (incl. YFV/DFV) Mobis JCI IAC CK Magna Hanil Kasai Others Interiors 0.21 0.12 0.1 0.07 0.07 0.05 0.05 0.02 0.02 0.3 Faurecia SAS Visteon YFV/DFV 2014 Target Market Share All Other Visteon (incl. YFV/DFV) East 0.87 0.13 Source: CSM Database July 2011 2011 Market Share 2014 Target Market Share Total Visteon Interiors CAGR Exceeds 5.5% Market CAGR Driven by Growth in Asia Global Interiors Market Global Interiors Market Market ~$43 Billion Market ~$52 Billion Faurecia (incl. SAS) 21% Visteon (incl. YFV/DFV) 12% Mobis 10% JCI 7% IAC 7% Calsonic Kansei 5% Magna 5% Hanil 2% Kasai 2% Other 30% YFV = Yanfeng Visteon DFV = Dongfeng Visteon Visteon YFV/DFV

Gross Margin Objective 2010 vs. 2014E Objective Focused on Improving Interiors Gross Margin to Better Than 8% by 2014 2010 Volume/Mix Performance Perimeter Net Efficiencies 2014E 8.02 13.7 2010 Actual 2014 Objective New Programs 6% 8%+ Net Cost Performance Restructuring Input Costs

Summary Key Strengths #2 market position in a ~$43 billion industry segment Balanced global customer mix with strengths in key markets (#1 in Asia, #2 in Europe, #3 in South America) A leading player in all BRIC markets well positioned to support industry growth

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

Visteon Corporation Investor Day July 27, 2011

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

Investor Day Yanfeng Visteon Bob Pyle General Manager YFV Page 91

SAIC Organization and Structure -- Present

Visteon

State-owned Assets Supervision and Administration Commission of Shanghai Municipal Government

100%

上海汽车工业(集团)总公司
SHANGHAI AUTOMOTIVE INDUSTRY CORPORATION (GROUP)

上海汽车 SAIC Motor (78.94%)
- Passenger car and commercial vehicle
- Core components
- Financing

华域汽车 HASCO (60.1%)
- Functional parts
- Interior and exterior trim
- Electric and electronics
- Hot worked parts
- Metal forming and tooling
- New energy

东华公司 DongHua Co.(75%)

服务贸易 Service & Trade
- Sales
- Logistics
- IT
- Car Rental
- Financing

其它投资 other

Page 92

SAIC Organization and Structure -- Proposed

State-owned Assets Supervision and Administration Commission of Shanghai Municipal Government

100%

上海汽车
SAIC Motor

- SAIC Motor "pulled up" for direct ownership replacing SAIC Group
- HASCO equity now owned by SAIC Motor
- No impact to YFV or relationship with Visteon

华域汽车
HASCO
(60.1%)

- Functional parts
- Interior and exterior trim
- Electric and electronics
- Hot worked parts
- Metal forming and tooling
- New energy

东华公司
DongHua Co.(75%)

服务贸易
Service & Trade

- Sales
- Logistics
- IT
- Car Rental
- Financing

其它投资
other

Page 93

SAIC Vehicle Companies ^ ^ ^ ? SAIC Motor 50% 51% 100% Key light vehicle activities: 50.1% SAIC Group a strong parent to support the growth of HASCO The largest vehicle producer in China Significant own brand activities (e.g. Roewe) 2010 China Vehicle Market Share by OEM-Group ^^?^BeiQiGroup ?^?^ChangAnGroup ^^?^FAW ^??^DongFengGroup ^^^?SAICMotor 2010 0.082 0.132 0.142 0.151 0.197 SAIC DongFeng FAW ChangAn BAIC ^^?^^? ^^?^ ^^^^ ^^-^^ ?^?^ ^^^^ ^^ ^^?^ 2010 1136 1012 1001 870 710 703 675 110 2010 China Passenger Car Market by OEM 1,136 1,012 1,001 Data Source: China Association of Automotive Manufacturers (CAAM) SVW SGM FAW-VW Beijing- Hyundai Cherry SGMWL Changan 110 SAIC Roewe & MG (Thousands)

Yanfeng Visteon Organization Dongfeng Visteon YFV Beijing 2002 YFV Jinqiao 2006 75% YFV Chongqing 99% 2001 2003 YFV Hefei 2007 80% 80% 2007 50% YFV Tooling 2006 60% 2002 1997 50% 50% 2004 75% 40% YFV Nanjing YFV NJ FEM YFV Runda YFV is 50:50 Joint Venture between Visteon and HASCO (SAIC) Technology Partnerships with Global Suppliers Interior Partnerships with China OEMs YFV Jiqiang 2010 2009 2010 2011 Interiors JVs 51% 50% 51% 60% DETC 50% 40% 50% 50% YFPO Exterior YFV Electronics YFJCI Seating YF Key Safety

Five Business Systems Cockpit Instrument Panels Door Panels Console Interior System Driver Information Entertainment Controls Electronics System Seats Trim Covers Mechanisms Foam Pads Seating System Bumpers Body Trim Rear Closures Fenders Exterior System Steering Wheels Air Bags Seat Belts Safety System

6 Major Groups Independent Enterprises GZ Toyota SGM DF Nissan BJ Hyundai CA Suzuki FAW-Car SGMW DF Honda FAW-Toyota FAW Tianjin Haima DF YD Kia SAC GZ Honda SVW DPCA CA Ford FAW-VW BBAC Dongfeng BAIC Chang'an FAW SAIC GAIC Geely Volvo JAC CA Mazda BAIC Chang'an CA PSA GAC GQ FIAT BQ FOTON Brilliance North Benz Hawtai BYD Chery Great Wall Market and Sales Summary 2010 Revenue by Customer SVW 36% SGM 26% Export 6% Other 6% DF Nissan 4% SAIC 5% CAFM 4% Chery 2% JAC 2% Hyundai 1% Foton 1% DYK 1% FAW 1% Total Revenue: $5.3 B

2010 Revenue Product Diversity Seating 38% Interiors 45% Electronics 8% Exterior 5% Safety 3% Tooling 1% Total Revenue $5.3 Billion (Includes Tier 1 Unconsolidated Subsidiaries)

China Market Share #1 Seats Instrument Panels Door Panels Audio Consoles Steering Wheels #2 Bumpers #3 Clusters Market-Leading Positions in Multiple Products

Exteriors Interiors Seating Electronics Safety Business System Symbol Facilities Total Tooling 27 10 35 6 1 1 80 Changchun Xuzhou Shaoxing Wuhan Shi'yan Guangzhou Yancheng Liuzhou Shanghai Beijing Shenyang Yantai Yizheng Wuhu Hefei Nanjing Taizhou Nantong Fuzhou Chongqing Chengdu Baotou Baoding Harrison Township Warren, MI USA Extensive Footprint: 80 Facilities with ~ 24,000 Employees YFV Global Presence

Export Markets Products Customers Interior System Electronics System Seating System Safety System Export Sales RMB in Billions USD $473 M Supporting Global Customers through Superior Products and Value Export Business

Q-e Concept Phoenix Concept Unique Capability to Perform Styling, Design, and Engineering of Interior/Exterior/Electronic Parts for our Customers Design Studio

Full Service Supplier (from Styling to Production) System Integration World Class Testing Facilities Globally Integrated Technical Centers Safety Testing Acoustic and NVH Testing Full Design and Engineering Capability Advanced Application Software World Class Testing Facilities Structure Design CAE Verification R&D / Product Engineering Crash Simulation Lifecycle Testing Interior System Seating System Electronics System Exterior System Safety System 500 Engineers 400 Engineers 300 Engineers 160 Engineers 150 Engineers Technical Centers Provide Superior Capability and Value to Customer Technical Center Capability

2010 Best Performance Award 2010 Excellent Supplier Award 2010 Best Cooperation Award 2010 Technology Innovation Award 2010 Best Supplier of Dongfeng Motor 2010 Excellent Supplier Award 2010 Excellent Localization Award 2010 Excellent Launch Award (Grand Cherokee and Durango Programs) Customer Recognition

RMB in Billions 30% Compound Annual Growth Rate USD $4.7 B Historical Growth Successful Partnerships and Products Fuel Strong Growth

Strategic Initiatives Expand customer base with local China OEMs. Continued diversification with select Chinese (and Japanese) OEMs Support OEM's growth plans in China and abroad via cooperation with Visteon and other partners Explore new business segments / product offerings with a focus on "Green" technologies Strengthen technical capability; enhance tooling and equipment as a competitive advantage Continue focus on development of new employees and YFV culture via "Yanfeng University" Transition to Global Supplier while Strengthening Base Market

Global Radio - Electronics Global GM - D2XX Program - Interiors Global Sourcing Summary GM Halol (CN100/N200) VC Pune Plant Indian JV GM Talegaon (S2) Products IP DP Console Important and growing trend among OEMs China OEMs increasingly looking to globalize; will need key supplier partners Trend provides both opportunities and challenges for Visteon / YFV GM India - Interiors Production planned for Russia, China, India, USA and Korea Design "home room" in Germany $80m Sales YFV global Tier 1 YFV to produce for China/Russia Visteon to produce for ROW Visteon/YFV new JV to capitalize on SAIC/GM relationship in India Global Cooperation Key to Successful Relationships with OEMs Global Cooperation Initiatives

Equity in Net Income of Non-Consolidated Affiliates Visteon's non-consolidated joint ventures' performance significantly increased in Q1 2011 Q1 2011 equity income of $44 million $14 million Y/Y improvement - 47% Yanfeng Visteon Automotive Trim Systems ("YFV") and subsidiaries Q1 2011 performance totaled $41 million, an increase of $11 million compared to $30 million in Q1 2010 On a U.S. GAAP basis, YFV sales increased $194 million to $720 million, 37% increase China industry volumes up 9% for the same period Q1 2010 Q1 2011 YFV 30 41 All Other 0 3 Total 30 44 Equity in Net Inc. of Non-Consolidated Affiliates (In USD millions) All Other Total YFV 47% Growth YFV - U.S. GAAP Financial Summary (In USD millions)

Page 109 Summary Resources Great partners, dedicated employees, and superior products provide foundation to be the best automotive product supplier in the world Differentiation Full-capability technical centers for each business, along with unique design center, promote innovation and creativity that enhances value to customer Results Many years of experience in China market with a strong track record of delivering superior results for our customers, employees, and shareholders

Today's Agenda Welcome/Introductions Bill Quigley, Executive Vice President and CFO Visteon Overview Don Stebbins, Chairman, CEO and President Climate Operations Joy Greenway, Product Group President Lighting Operations Jeff Stevenson, General Manager, Global Lighting Electronics Operations Steve Meszaros, Product Group President Interiors Operations Pierre Boulet, General Manager, Interiors Europe and South America Lunch Yanfeng Visteon Bob Pyle, General Manager, Yanfeng Visteon Panel Q&A Michael Lewis, Vice President and Treasurer Technology Exhibit Tim Yerdon, Global Director, Innovation and Design Close Bill Quigley

Investor Day Panel Q&A Michael Lewis Vice President and Treasurer Director, Investor Relations Page 111

Bob Pallash Global Customer Group President Investor Day Additional Q&A Panelists Tim Yerdon Global Director, Innovation and Design Page 112

Q&A Page 113

Moving Forward Invest in those product segments where we believe we can achieve market leadership and competitive differentiation to drive above market returns For product segments and assets that do not meet these criteria, we will seek to maximize value on a thoughtful and disciplined basis Fortify our anchor customer positions and relationships and capitalize on customer diversification opportunities Leverage our strong emerging market footprint and positions Continue our aggressive approach to cost and investment to drive margin expansion and to generate meaningful free cash flow Maintain financial flexibility to further our position and value in the market Please see important disclosures regarding "Forward Looking Information" Focused On Our Continued Strategy Of Optimizing Visteon's Business Portfolio To Maximize Shareholder Value

www.visteon.com

Financial Disclosures

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to, Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. Other than those directly associated with Visteon Corporation, any design logos presented herein are trademarks of their respective names and/or companies with which they are associated. The owners are not affiliated, associated, or connected with Visteon Corporation, nor do the owners sponsor, endorse, authorize or approve of any products or services of Visteon Corporation, or have any responsibility for the information presented herein. our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia's vehicle production volumes, (ii) the financial condition of our customers or suppliers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers or work stoppages at our customers or suppliers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; new business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2010). Forward-Looking Information

Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "free cash flow" and "Adjusted EBITDA." Free cash flow represents cash flow from operating activities less capital expenditures. Adjusted EBITDA represents net income (loss) attributable to Visteon, plus net interest expense, provision for income taxes and depreciation and amortization, as further adjusted to eliminate the impact of asset impairments, gains or losses on divestitures, net restructuring expenses and other reimbursable costs, certain non-recurring employee charges and benefits, reorganization items, and other non-operating gains and losses. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt, and it uses the measure for planning and forecasting in future periods, as well as in management compensation decisions. Free cash flow is not a recognized term under accounting principles generally accepted in the United States ("GAAP") and does not reflect cash used to service debt and does not reflect funds available for investment or other discretionary uses. Management believes Adjusted EBITDA is useful to investors because it provides meaningful supplemental information regarding the Company's operating results because the excluded items may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses this measure for planning and forecasting in future periods. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of cash flow available for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Use of Non-GAAP Financial Information

Adjusted EBITDA Reconciliation 2005, 2010

www.visteon.com